UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2010

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Many mainstream Wall Street investment firms solely focus on a profitable bottom line for themselves; independent, triple bottom line firms like Green Century Capital Management (Green Century) focus on what our investors care about: building a sustainable economy while seeking competitive financial returns.

Green Century forges a new path in the financial sector to provide investors a means to use the power of their investment dollars to encourage environmentally responsible corporate behavior, since business as usual will not create the green future we seek. Here are some of the ways Green Century is different from the mainstream Wall Street firms:

•

Green Century was founded in 1991 by a partnership of non-profit environmental advocacy organizations. Our firm remains 100% owned by these groups and any profits generated on the fees we earn for managing the Green Century Funds belong to our non-profit founders. Instead of being constantly pressured to reach quarterly earnings targets, we have a long-term focus on staying true to our green mission. Bailouts are the closest Wall Street firms can claim to being non-profits.

•

We are a small, nimble firm that has the freedom to invest in environmentally sound companies. The Green Century Funds do not invest in companies in every sector as many other mutual funds do. In fact, the Green Century Balanced Fund does not invest in any fossil fuel production or manufacturing companies because we support the transition to a less carbon intensive economy.

•

A critical component of our green investing strategy is being an active shareholder and encouraging companies to be responsible corporate citizens. Unlike many large mutual fund companies, we do not always agree with management’s decisions. As investors, we have the right and the responsibility to hold companies accountable for their environmental performance. Environmentally-destructive practices and policies are not just bad for the planet—they can also create significant risks and disadvantages for companies.

Shareholder Advocacy Update As of this spring, Green Century is on track to have a record-setting year for our shareholder advocacy program. We have filed over 20 shareholder resolutions asking companies to take action on a range of critical environmental issues including disclosing the impacts of Canadian tar sands oil extraction, adopting sustainable seafood procurement policies and practices, reducing the amount of water used by electric utilities, and increasing transparency around corporate political spending.

This year Green Century launched a new high-profile shareholder campaign that encourages increased transparency and reducing the environmental risks associated with fossil fuel development. The new campaign seeks to ensure that development of natural gas is done in a way that does not have unintended and harmful consequences for the environment and human health. The shareholder proposals ask companies to increase transparency regarding the environmental impact of their operations and encourage companies to mitigate risks by switching to less toxic fracturing fluids and adopting best practices for drilling and managing wastes.

Green Century is committed to fostering a more sustainable economy through our robust advocacy efforts. We thank you for your continued investment in the Green Century Funds as we all work toward a healthier, more sustainable world.

If you have any questions, please do not hesitate to contact us at 1-800-93-GREEN or visit us on-line at: www.GreenCentury.com.

Respectfully,

Green Century Capital Management

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.38%	Six Months	One Year	Five Years	Ten Years
December 31, 2009	Green Century Balanced Fund	14.20%	22.44%	0.64%	0.53%
	Lipper Balanced Fund Index[2]	16.42%	23.35%	2.63%	2.79%
January 31, 2010	Green Century Balanced Fund	5.41%	23.63%	0.91%	-0.54%
	Lipper Balanced Fund Index[2]	7.95%	27.13%	2.55%	2.88%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

During the six month periods ended December 31, 2009 and January 31, 2010, the Balanced Fund performance lagged the Lipper Balanced Fund Index, though both the Fund and that Index were up significantly. For the six months ended January 31, 2010, the Fund returned 5.41%, while the Lipper Balanced Fund Index returned 7.95%.

As the economy stabilized, stocks in the industrial, technology, and consumer discretionary sectors did particularly well. While the Balanced Fund does not hold any fossil-fuel energy company stocks, the Fund’s holdings of smaller companies’ stocks in solar and wind energy lagged the market in concert with oil and gas stocks. The Balanced Fund’s bond holdings participated in the overall recovery, with the prices of intermediate maturity corporate bonds increasing as the prospects for economic recovery strengthened.

The Fund’s equity holdings which positively contributed to its performance during the six months ended January 31, 2010 included: Cree1, General Mills1, Apple1, and J.M. Smucker Co.1, while poor performers included Advance Auto Parts1, Sims Metal Management1, First Solar1, and Owens-Illinois1.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected in

GREEN CENTURY BALANCED FUND

INVESTMENTS BY INDUSTRY

2010. The Fund’s equity holdings are weighted toward steady growth companies with higher domestic sales exposure and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the FTSE KLD 400 Social Index (the “Index”), comprised of 400 primarily large capitalization U.S. companies selected based on a comprehensive range of social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 0.95%	Six Months	One Year	Five Years	Ten Years
December 31, 2009	Green Century Equity Fund	24.11%	30.37%	–0.33%	–2.45%
	S&P 500® Index[3]	22.59%	26.46%	0.42%	–0.95%
January 31, 2010	Green Century Equity Fund	10.56%	37.29%	–0.43%	–2.25%
	S&P 500® Index[3]	9.87%	33.14%	0.18%	–0.80%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The Green Century Equity Fund outperformed the S&P 500® Index for the six-month and one year periods ended December 31, 2009 and January 31, 2010. For the six month period ended January 31, 2010, the Equity Fund’s return was 10.56%, while the S&P 500® Index was up 9.87%.

The U.S. economy returned to positive growth in the third quarter of 2009 and expanded again during the fourth quarter. The Federal Reserve kept interest rates at historically low levels in an ongoing attempt to stimulate growth. Economic data releases were mixed for the six months ended January 31, 2010, with improvements in some indicators such as manufacturing indices but ongoing high unemployment and relatively low consumer confidence. The U.S. stock market rose during the period led by improvements in the financial and consumer discretionary sectors.

The performance of the Equity Fund was helped, relative to the S&P 500®, in part due to an underweight in energy, diversified financials, electric utilities and diversified telecommunications. The Equity Fund did not own companies such as MEMC Electronic Materials1, Iron Mountain1, and Owens-Illinois1 which were down significantly for the six months ended January 31, 2010. The fund benefited from being overweight to software and commercial banks during the period due predominantly to owning Microsoft1 and Wells Fargo1, respectively.

Conversely, the Equity Fund was overweight in communications equipment stocks which were among the worst performers on a relative basis. Qualcomm1 and Cisco Systems1 performed poorly as companies continued with cost-cutting strategies and delayed spending in response to the recession. The Fund was also hurt by being underweighted in aerospace and defense and not owning companies such as Boeing1 and United Technologies1. These companies performed better than the overall market during the period as the government announced increased defense spending over the next few years.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stocks market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENTS BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2009 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2010, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Cree	1.33%	0.12%
General Mills	2.39%	0.46%
Apple	1.43%	0.00%
J.M. Smucker Co.	1.56%	0.14%
Advance Auto Parts	0.63%	0.00%
Sims Metal Management	0.57%	0.00%
First Solar	0.45%	0.14%
Owens-Illinois	0.39%	0.00%
MEMC Electronic Materials	0.00%	0.00%
Iron Mountain	0.00%	0.00%
Microsoft	1.23%	5.02%
Wells Fargo	0.00%	2.90%
Qualcomm	0.00%	1.30%
Cisco Systems	0.84%	2.60%
Boeing	0.00%	0.00%
United Technologies	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC, 3/10

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2010

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 to January 31, 2010 (the “period”).

Actual Expenses.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2009	ENDING ACCOUNT VALUE JANUARY 31, 2010	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,054.10	$7.15
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.04	7.02

Equity Fund
Actual Expenses	1,000.00	1,105.60	5.04
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.21	4.84

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and .95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)

COMMON STOCKS — 64.1%
	SHARES	VALUE

Technology Hardware & Equipment — 7.6%
Apple, Inc. (a)	3,761	$722,563
Cisco Systems, Inc. (a)	18,940	425,582
EMC Corporation (a)	15,000	250,050
Hewlett-Packard Company	19,000	894,330
International Business Machines Corporation	10,700	1,309,573
NETGEAR, Inc. (a)	11,362	234,512

		3,836,610

Capital Goods — 6.9%
3M Company	10,795	868,890
ABB Ltd. American Depositary Receipt (a)(b)	8,940	161,188
Emerson Electric Company	8,844	367,380
Gardner Denver, Inc.	8,400	334,740
Illinois Tool Works, Inc.	11,990	522,644
Koninklijke Philips Electronics N.V. American Depositary Receipt (b)	5,650	170,856
Middleby Corporation (a)	3,000	135,180
Pentair, Inc.	8,917	272,325
Quanta Services, Inc. (a)	9,600	174,912
W.W. Grainger, Inc.	4,900	486,472

		3,494,587

Renewable Energy & Energy Efficiency — 5.6%
American Superconductor Corporation (a)	4,500	171,090
Ballard Power Systems, Inc. (a)	70,958	158,946
Cree, Inc. (a)	12,000	670,920
First Solar, Inc. (a)	2,015	228,299
GT Solar International, Inc. (a)	18,000	103,500
International Rectifier Corporation (a)	21,000	378,840
Itron, Inc. (a)	3,720	228,929
Johnson Controls, Inc.	5,957	165,783
OM Group, Inc. (a)	8,600	280,532
Ormat Technologies, Inc.	7,800	268,476
Suntech Power Holdings Company Ltd. American Depository Receipt (a)(b)	11,947	161,404

		2,816,719

	SHARES	VALUE

Pharmaceuticals & Biotechnology — 5.0%
Amgen, Inc. (a)	6,317	$369,418
GlaxoSmithKline plc American Depositary Receipt (b)	9,578	373,638
Johnson & Johnson	13,640	857,410
Teva Pharmaceutical Industries Ltd. American Depositary Receipt (b)	11,485	651,429
Waters Corporation (a)	5,000	284,900

		2,536,795

Diversified Financials — 4.8%
American Express Company	5,755	216,733
Bank of America Corporation	31,870	483,787
Charles Schwab Corporation (The)	16,000	292,640
Goldman Sachs Group, Inc. (The)	3,300	490,776
JPMorgan Chase & Company	18,177	707,812
Stifel Financial Corporation (a)	4,700	245,810

		2,437,558

Food & Beverage — 4.3%
Diamond Foods, Inc.	5,121	183,946
General Mills, Inc.	16,900	1,205,139
J. M. Smucker Company (The)	13,105	787,218

		2,176,303

Insurance — 4.0%
Aflac, Inc.	4,500	217,935
Chubb Corporation	11,345	567,250
HCC Insurance Holdings, Inc.	14,000	379,400
Horace Mann Educators Corporation	17,000	203,830
Progressive Corporation (The)	23,500	389,630
W. R. Berkley Corporation	10,300	250,599

		2,008,644

Healthcare Equipment & Services — 3.9%
Baxter International, Inc.	8,600	495,274
Becton, Dickinson and Company	3,300	248,721
Gen-Probe, Inc. (a)	4,998	214,564
Hologic, Inc. (a)	14,950	225,297
Medtronic, Inc.	12,250	525,402
UnitedHealth Group, Inc.	7,530	248,490

		1,957,748

Software & Services — 3.6%
Google, Inc., Class A (a)	907	480,184
Microsoft Corporation	21,950	618,551

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	SHARES	VALUE

Software & Services — (continued)
Oracle Corporation	30,798	$710,202

		1,808,937

Materials — 2.8%
Air Products & Chemicals, Inc.	4,300	326,628
Ecolab, Inc.	14,043	616,488
Owens-Illinois, Inc. (a)	7,200	195,984
Sims Metal Management Ltd. American Depositary Receipt (b)	15,200	285,760

		1,424,860

Telecommunication Services — 2.8%
AT&T, Inc.	30,475	772,846
Telefonica S.A. American Depositary Receipt (b)	8,562	613,039

		1,385,885

Food & Staples Retailing — 2.3%
Costco Wholesale Corporation	10,840	622,541
Sysco Corporation	18,635	521,594

		1,144,135

Media — 1.8%
John Wiley & Sons, Inc., Class A	14,225	593,894
McGraw-Hill Companies, Inc. (The)	8,969	317,951

		911,845

Semiconductors — 1.5%
Intel Corporation	38,330	743,602

Consumer Durables & Apparel — 1.4%
Deckers Outdoor Corporation (a)	2,012	197,518
Jarden Corporation	9,854	300,350
Timberland Company (The), Class A (a)	11,000	189,200

		687,068

Consumer Services — 1.3%
Chipotle Mexican Grill, Inc. (a)	2,083	200,926
Panera Bread Company, Class A (a)	2,556	182,550
Starbucks Corporation (a)	11,147	242,893

		626,369

Transportation — 1.2%
Canadian Pacific Railway Ltd.	4,000	188,000
Expeditors International of Washington, Inc.	2,578	87,910

	SHARES	VALUE

Transportation — (continued)
United Parcel Service, Inc., Class B	6,064	$350,317

		626,227

Household & Personal Products — 1.2%
Church & Dwight Company, Inc.	9,875	595,364

Retailing — 0.6%
Advance Auto Parts, Inc.	8,100	319,545

Automobiles & Components — 0.6%
Toyota Motor Corporation American Depositary Receipt (b)	4,083	314,391

Healthy Living — 0.4%
United Natural Foods, Inc. (a)	8,000	216,880

Banks — 0.3%
Royal Bank of Canada	3,236	158,758

Commercial & Professional Services — 0.2%
Interface, Inc., Class A	11,600	94,076

Total Common Stocks (Cost $29,943,967)		32,322,906

CORPORATE BONDS & NOTES — 23.1%
	PRINCIPAL AMOUNT	VALUE
Telecommunication Services — 5.4%
AT&T Corporation
7.30%, due 11/15/11 (c)	$1,000,000	1,106,060
BellSouth Corporation
4.75%, due 11/15/12	500,000	536,117
France Telecom S.A.
7.75%, due 3/1/11 (b)(c)	500,000	535,999
Verizon Communications, Inc.
5.25%, due 4/15/13	500,000	546,953

		2,725,129

Diversified Financials — 5.3%
Goldman Sachs Group, Inc. (The)
6.60%, due 1/15/12	500,000	545,202
JPMorgan Chase & Company
4.60%, due 1/17/11	500,000	517,791
JPMorgan Chase & Company
4.50%, due 1/15/12	500,000	525,285

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE

Diversified Financials — (continued)
SLM Corporation
4.00%, due 7/25/14 (d)	$1,235,000	$1,060,828

		2,649,106

Pharmaceuticals & Biotechnology — 3.3%
Abbott Laboratories
5.60%, due 11/30/17	500,000	554,937
Amgen, Inc.
4.85%, due 11/18/14	500,000	543,188
Wyeth
5.50%, due 3/15/13 (c)	500,000	552,339

		1,650,464

Technology Hardware & Equipment — 2.0%
Xerox Corporation
7.625%, due 6/15/13	1,000,000	1,023,637

Healthcare Equipment & Services — 1.8%
Aetna, Inc.
5.75%, due 6/15/11	595,000	626,964
UnitedHealth Group, Inc.
4.875%, due 4/1/13	250,000	268,087

		895,051

Renewable Energy & Energy Efficiency — 1.0%
Johnson Controls, Inc.
5.50%, due 1/15/16	500,000	522,272

Software & Services — 1.0%
Oracle Corporation
5.00%, due 1/15/11	500,000	519,018

Real Estate — 1.0%
Simon Property Group LP
4.875%, due 8/15/10	500,000	509,318

Automobiles & Components — 1.0%
Toyota Motor Credit Corporation
5.50%, due 7/25/17 (b)(c)	500,000	506,537

Transportation — 1.0%
Ryder System, Inc.
4.625%, due 4/1/10	500,000	501,368

	PRINCIPAL AMOUNT	VALUE

Consumer Durables & Apparel — 0.3%
Newell Rubbermaid, Inc.
4.00%, due 5/1/10	$141,000	$141,813

Total Corporate Bonds & Notes (Cost $11,343,392)		11,643,713

U.S. GOVERNMENT AGENCIES — 9.4%
Fannie Mae Pool
5.50%, due 3/1/12	68,935	71,049
Federal Farm Credit Bank
4.50%, due 10/25/11	500,000	530,830
Federal Farm Credit Bank
3.40%, due 4/22/16	500,000	496,331
Federal Home Loan Bank
3.125%, due 12/13/13	550,000	568,082
Federal Home Loan Bank
5.625%, due 6/13/16	1,000,000	1,048,854
Federal Home Loan Bank
3.875%, due 12/14/18	550,000	553,702
Federal Home Loan Mortgage Corporation
2.00%, due 11/15/14 (c)	500,000	507,225
Federal Home Loan Mortgage Corporation
3.75%, due 3/27/19	500,000	496,955
Federal National Mortgage Association
3.00%, due 4/15/15	500,000	501,007

Total U.S. Government Agencies (Cost $4,695,590)		4,774,035

CERTIFICATES OF DEPOSIT — 0.4%
Self Help Credit Union Environmental Certificate of Deposit
3.40%, due 8/8/10	95,000	95,025
Shorebank Pacific Time Deposit Receipt
3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,025)		190,025

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	concluded

SHORT-TERM OBLIGATION — 2.8%
VALUE

Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 01/29/10, due 02/01/10, proceeds $1,416,204 (collateralized by Federal Home Loan Bank, 4.375%, due 09/17/2010, value $1,447,546) (Cost $1,416,203)	$1,416,203

TOTAL INVESTMENTS (e) — 99.8%
(Cost $47,589,177)	50,346,882
Other Assets Less Liabilities — 0.2%	87,636

NET ASSETS — 100.0%	$50,434,518

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2010.
(d)	Floating rate bond. Rate shown is currently in effect at January 31, 2010.
(e)	The cost of investments for federal income tax purposes is $47,592,431 resulting in gross unrealized appreciation and depreciation of $5,264,304 and $2,509,853 respectively, or net unrealized appreciation of $2,754,451.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)

COMMON STOCKS — 99.7%
	SHARES	VALUE

Technology Hardware & Equipment — 12.0%
3Com Corporation (a)	3,600	$26,820
Adaptec, Inc. (a)	800	2,432
ADC Telecommunications, Inc. (a)	1,000	5,310
Arrow Electronics, Inc. (a)	1,050	27,583
Cisco Systems, Inc. (a)	53,257	1,196,685
Corning, Inc.	14,358	259,593
Dell, Inc. (a)	18,095	233,425
Echelon Corporation (a)	282	2,394
EMC Corporation (a)	18,969	316,213
Hewlett-Packard Company	21,937	1,032,575
Imation Corporation (a)	300	2,682
International Business Machines Corporation	12,151	1,487,161
Lexmark International, Inc. (a)	700	18,053
Molex, Inc.	733	14,777
NetApp, Inc. (a)	3,137	91,381
Palm, Inc. (a)	1,576	16,375
Plantronics, Inc.	400	10,568
Polycom, Inc. (a)	800	17,944
QUALCOMM, Inc.	15,274	598,588
Seagate Technology	4,740	79,300
Tellabs, Inc. (a)	4,074	26,196
Xerox Corporation	8,368	72,969

		5,539,024

Software & Services — 10.5%
Adobe Systems, Inc. (a)	4,795	154,878
Advent Software, Inc. (a)	294	11,099
Autodesk, Inc. (a)	2,050	48,769
Automatic Data Processing, Inc.	4,592	187,308
BMC Software, Inc. (a)	1,700	65,688
Compuware Corporation (a)	2,208	16,759
Convergys Corporation (a)	1,100	11,770
eBay, Inc. (a)	11,860	273,017
Electronic Arts, Inc. (a)	3,008	48,970
Factset Research Systems, Inc.	344	21,672
Google, Inc., Class A (a)	2,168	1,147,783
Microsoft Corporation	82,101	2,313,606
Novell, Inc. (a)	3,000	13,410
Paychex, Inc.	3,391	98,305
Red Hat, Inc. (a)	1,340	36,475
Salesforce.com, Inc. (a)	857	54,462
Symantec Corporation (a)	7,489	126,939
Yahoo!, Inc. (a)	12,799	192,113

		4,823,023

	SHARES	VALUE

Pharmaceuticals & Biotechnology — 9.9%
Affymetrix, Inc. (a)	500	$2,640
Allergan, Inc.	2,877	165,427
Amgen, Inc. (a)	9,437	551,876
Amylin Pharmaceuticals, Inc. (a)	1,421	25,550
Biogen Idec, Inc. (a)	2,712	145,743
Cubist Pharmaceuticals, Inc. (a)	439	8,995
Dionex Corporation (a)	150	10,477
Endo Pharmaceuticals Holdings, Inc. (a)	1,020	20,512
Genzyme Corporation (a)	2,452	133,045
Gilead Sciences, Inc. (a)	8,315	401,365
Illumina, Inc. (a)	1,124	41,239
Johnson & Johnson	25,623	1,610,662
Life Technologies Corporation (a)	1,632	81,127
Merck & Company, Inc.	28,020	1,069,804
Millipore Corporation (a)	500	34,485
Techne Corporation	350	22,967
Thermo Fisher Scientific, Inc. (a)	3,771	174,032
Waters Corporation (a)	900	51,282

		4,551,228

Banks — 6.2%
Bank of Hawaii Corporation	431	19,602
BB&T Corporation	6,429	179,176
Cathay General Bancorp	400	3,832
Comerica, Inc.	1,362	47,003
Fifth Third Bancorp	7,066	87,901
First Horizon National Corporation (a)	1,998	25,874
Heartland Financial USA, Inc.	100	1,395
Hudson City Bancorp, Inc.	4,912	65,182
Keycorp	8,118	58,287
M&T Bank Corporation	1,095	80,756
NewAlliance Bancshares, Inc.	1,000	11,640
People’s United Financial, Inc.	2,960	47,863
PNC Financial Services Group, Inc.	4,217	233,748
Popular, Inc.	6,963	14,970
Regions Financial Corporation	11,430	72,581
SunTrust Banks, Inc.	4,502	109,534
Synovus Financial Corporation	4,580	12,641
U.S. Bancorp	17,533	439,728
Umpqua Holdings Corporation	988	12,212
Wells Fargo & Company	47,007	1,336,409

		2,860,334

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	SHARES	VALUE

Retailing — 6.0%
Amazon.com, Inc. (a)	3,059	$383,629
AutoZone, Inc. (a)	346	53,640
Bed Bath & Beyond, Inc. (a)	2,434	94,196
Best Buy Company, Inc.	3,894	142,715
Carmax, Inc. (a)	1,876	38,702
Charming Shoppes, Inc. (a)	800	4,648
Family Dollar Stores, Inc.	1,265	39,063
Foot Locker, Inc.	1,300	14,677
Gap, Inc. (The)	4,868	92,881
Genuine Parts Company	1,491	56,181
Home Depot, Inc.	15,502	434,211
J.C. Penney Company, Inc.	2,134	52,987
Kohl’s Corporation (a)	2,741	138,064
Limited Brands, Inc.	3,078	58,544
Lowe’s Companies, Inc.	13,514	292,578
Men’s Wearhouse, Inc. (The)	500	10,075
Netflix, Inc. (a)	526	32,744
Nordstrom, Inc.	2,057	71,049
Office Depot, Inc. (a)	2,500	14,200
Pep Boys — Manny, Moe & Jack (The)	300	2,505
RadioShack Corporation	1,200	23,424
Staples, Inc.	6,755	158,472
Target Corporation	6,970	357,352
Tiffany & Company	1,073	43,575
TJX Companies, Inc.	3,965	150,710

		2,760,822

Household & Personal Products — 5.6%
Alberto-Culver Company	992	28,163
Avon Products, Inc.	3,991	120,289
Church & Dwight Company, Inc.	634	38,224
Clorox Company	1,290	76,329
Colgate-Palmolive Company	4,584	366,858
Estee Lauder Companies, Inc. (The), Class A	1,099	57,719
Kimberly-Clark Corporation	3,837	227,879
Nu Skin Enterprises, Inc., Class A	500	11,620
Procter & Gamble Company	27,065	1,665,851
WD-40 Company	103	3,169

		2,596,101

Healthcare Equipment & Services — 5.6%
Baxter International, Inc.	5,583	321,525
Beckman Coulter, Inc.	636	41,575

	SHARES	VALUE

Healthcare Equipment & Services — (continued)
Becton, Dickinson and Company	2,165	$163,176
Cerner Corporation (a)	770	58,251
CIGNA Corporation	2,533	85,539
Cross Country Healthcare, Inc. (a)	200	1,812
Edwards Lifesciences Corporation (a)	500	44,810
Gen-Probe, Inc. (a)	491	21,079
Health Management Associates, Inc., Class A (a)	2,200	14,608
Henry Schein, Inc. (a)	880	47,564
Hill-Rom Holdings, Inc.	600	14,022
Hospira, Inc. (a)	1,509	76,416
Humana, Inc. (a)	1,493	72,590
Idexx Laboratories, Inc. (a)	538	28,240
IMS Health, Inc.	1,600	34,624
Intuitive Surgical, Inc. (a)	354	116,133
Invacare Corporation	300	7,512
McKesson Corporation	2,434	143,168
Medtronic, Inc.	10,227	438,636
Molina Healthcare, Inc. (a)	100	2,225
Patterson Companies, Inc. (a)	1,155	32,987
Quest Diagnostics, Inc.	1,690	94,082
St. Jude Medical, Inc. (a)	3,088	116,510
Stryker Corporation	2,779	144,286
Varian Medical Systems, Inc. (a)	1,205	60,599
WellPoint, Inc. (a)	4,235	269,854
Zimmer Holdings, Inc. (a)	2,007	113,034

		2,564,857

Energy — 5.3%
Apache Corporation	3,069	303,125
Cameron International Corporation (a)	2,205	83,040
Chesapeake Energy Corporation	6,000	148,680
Clean Energy Fuels Corporation (a)	200	3,348
Devon Energy Corporation	4,105	274,665
Diamond Offshore Drilling, Inc.	655	59,952
EOG Resources, Inc.	2,328	210,498
Helmerich & Payne, Inc.	953	39,864
Hess Corporation	2,997	173,197
National Oilwell Varco, Inc.	3,906	159,755
Newfield Exploration Company (a)	1,226	60,000
Noble Energy, Inc.	1,620	119,783
Pioneer Natural Resources Company	1,100	48,378

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	SHARES	VALUE

Energy — (continued)
Quicksilver Resources, Inc. (a)	609	$8,094
Smith International, Inc.	2,376	72,040
Southwestern Energy Company (a)	3,210	137,645
Spectra Energy Corporation	6,024	128,010
Ultra Petroleum Corporation (a)	1,339	61,514
Williams Companies, Inc.	5,375	112,015
XTO Energy, Inc.	5,356	238,717

		2,442,320

Food & Beverage — 4.5%
Campbell Soup Company	2,374	78,603
Darling International, Inc. (a)	552	4,300
Dean Foods Company (a)	1,664	29,336
Flowers Foods, Inc.	953	23,148
General Mills, Inc.	2,972	211,933
Green Mountain Coffee Roasters, Inc. (a)	385	32,656
H.J. Heinz Company	2,951	128,752
Hershey Company (The)	1,446	52,678
J. M. Smucker Company (The)	1,039	62,413
Kellogg Company	2,655	144,485
Kraft Foods, Inc., Class A	13,647	377,476
McCormick & Company, Inc.	1,150	41,745
PepsiCo, Inc.	14,388	857,813
Tootsie Roll Industries, Inc.	218	5,675

		2,051,013

Capital Goods — 4.4%
3M Company	6,525	525,197
A.O. Smith Corporation	252	10,730
AMETEK, Inc.	1,067	38,881
Apogee Enterprises, Inc.	300	4,128
Baldor Electric Company	400	9,872
Brady Corporation, Class A	450	12,717
CLARCOR, Inc.	450	14,571
Cooper Industries Ltd., Class A	1,552	66,581
Cummins, Inc.	1,794	81,017
Deere & Company	3,832	191,408
Donaldson Company, Inc.	712	27,227
EMCOR Group, Inc. (a)	600	14,436
Emerson Electric Company	6,976	289,783
Fastenal Company	1,426	59,151
Gardner Denver, Inc.	464	18,490
General Cable Corporation (a)	450	13,095
Graco, Inc.	554	14,786

	SHARES	VALUE

Capital Goods — (continued)
Granite Construction, Inc.	429	$13,248
Hubbell, Inc., Class B	500	21,530
Illinois Tool Works, Inc.	4,529	197,419
Kadant, Inc. (a)	100	1,522
Lincoln Electric Holdings, Inc.	421	20,557
Masco Corporation	3,300	44,748
Nordson Corporation	263	14,870
Owens Corning (a)	991	25,498
Pall Corporation	1,050	36,194
Quanta Services, Inc. (a)	1,811	32,996
Rockwell Automation, Inc.	1,294	62,423
Simpson Manufacturing Company, Inc.	300	7,398
Spirit Aerosystems Holdings, Inc. (a)	900	19,305
SPX Corporation	490	26,676
Tennant Company	150	3,590
Thomas & Betts Corporation (a)	521	17,589
Timken Company	948	21,245
W.W. Grainger, Inc.	693	68,801
Westinghouse Air Brake Technologies Corporation	429	16,444

		2,044,123

Diversified Financials — 4.2%
American Express Company	10,901	410,532
Bank of New York Mellon Corporation (The)	11,054	321,561
BlackRock, Inc.	187	39,984
Capital One Financial Corporation	4,069	149,983
Charles Schwab Corporation (The)	10,551	192,978
CME Group, Inc.	618	177,255
Franklin Resources, Inc.	1,606	159,042
Medallion Financial Corporation	100	803
Northern Trust Corporation	2,265	114,428
NYSE Euronext	2,456	57,495
PHH Corporation (a)	500	8,720
State Street Corporation	4,521	193,860
T. Rowe Price Group, Inc.	2,398	118,989
TradeStation Group, Inc. (a)	200	1,414

		1,947,044

Semiconductors — 3.5%
Advanced Micro Devices, Inc. (a)	6,183	46,125
Analog Devices, Inc.	2,587	69,746

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	SHARES	VALUE

Semiconductors — (continued)
Entegris, Inc. (a)	800	$2,912
Intel Corporation	51,128	991,883
Lam Research Corporation (a)	1,075	35,486
LSI Corporation (a)	5,700	28,443
Micron Technology, Inc. (a)	8,041	70,118
National Semiconductor Corporation	2,219	29,424
Novellus Systems, Inc. (a)	900	18,810
Texas Instruments, Inc.	11,655	262,237
Xilinx, Inc.	2,423	57,134

		1,612,318

Transportation — 2.8%
AMR Corporation (a)	3,445	23,839
Arkansas Best Corporation	200	4,508
C.H. Robinson Worldwide, Inc.	1,517	85,908
Continental Airlines, Inc., Class B (a)	1,223	22,491
CSX Corporation	3,583	153,567
Expeditors International of Washington, Inc.	1,965	67,007
FedEx Corporation	2,875	225,256
Genesee & Wyoming, Inc., Class A (a)	330	9,725
J.B. Hunt Transport Services, Inc.	907	27,809
JetBlue Airways Corporation (a)	2,453	12,118
Kansas City Southern (a)	774	22,988
Norfolk Southern Corporation	3,354	157,839
Ryder System, Inc.	500	18,200
Southwest Airlines Company	6,912	78,313
United Parcel Service, Inc., Class B	6,511	376,140

		1,285,708

Food & Staples Retailing — 2.6%
Costco Wholesale Corporation	3,989	229,089
CVS Caremark Corporation	13,033	421,878
Safeway, Inc.	3,755	84,300
Sysco Corporation	5,386	150,754
Walgreen Company	9,144	329,641

		1,215,662

Materials — 2.5%
Air Products & Chemicals, Inc.	1,971	149,717
Airgas, Inc.	577	24,384
Alcoa, Inc.	9,096	115,792

	SHARES	VALUE

Materials — (continued)
Bemis Company, Inc.	892	$25,030
Calgon Carbon Corporation (a)	400	5,356
Domtar Corporation (a)	408	19,817
Ecolab, Inc.	2,202	96,668
H.B. Fuller Company	400	8,008
Horsehead Holding Corporation (a)	313	3,067
Lubrizol Corporation	610	44,951
MeadWestvaco Corporation	1,550	37,308
Minerals Technologies, Inc.	150	7,170
Nalco Holding Company	1,300	30,654
Nucor Corporation	2,874	117,259
Praxair, Inc.	2,828	213,005
Rock-Tenn Company, Class A	291	12,423
Schnitzer Steel Industries, Inc., Class A	192	7,776
Sealed Air Corporation	1,400	27,776
Sigma-Aldrich Corporation	1,129	54,023
Sonoco Products Company	901	25,012
Valspar Corporation	900	23,832
Wausau Paper Corporation (a)	442	3,898
Weyerhaeuser Company	1,976	78,842
Worthington Industries, Inc.	889	12,864

		1,144,632

Insurance — 2.4%
Aflac, Inc.	4,269	206,748
Chubb Corporation	3,156	157,800
Cincinnati Financial Corporation	1,470	38,793
Erie Indemnity Company	429	16,731
Hartford Financial Services Group, Inc.	3,497	83,893
Lincoln National Corporation	2,787	68,504
Phoenix Companies, Inc. (The) (a)	1,000	2,350
Principal Financial Group, Inc.	2,781	64,102
Progressive Corporation (The)	6,353	105,333
StanCorp Financial Group, Inc.	420	18,052
Travelers Companies, Inc. (The)	5,048	255,782
Unum Group	3,115	60,961
Wesco Financial Corporation	10	3,530

		1,082,579

Telecommunication Services — 2.2%
Frontier Communications Corporation	2,900	22,069
Leap Wireless International, Inc. (a)	482	6,358
MetroPCS Communications, Inc. (a)	2,678	15,077

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	continued

	SHARES	VALUE

Telecommunication Services — (continued)
Qwest Communications International, Inc.	15,161	$63,828
Sprint Nextel Corporation (a)	27,633	90,636
Verizon Communications, Inc.	26,199	770,775
Windstream Corporation	3,762	38,786

		1,007,529

Consumer Services — 2.0%
Capella Education Company (a)	128	9,393
Choice Hotels International, Inc.	638	20,250
Darden Restaurants, Inc.	1,371	50,672
DeVry, Inc.	674	41,154
McDonald’s Corporation	9,972	622,552
Peet’s Coffee & Tea, Inc. (a)	122	3,989
Starbucks Corporation (a)	6,826	148,739

		896,749

Consumer Durables & Apparel — 1.6%
Black & Decker Corporation	543	35,110
Coach, Inc.	2,984	104,082
Deckers Outdoor Corporation (a)	100	9,817
Eastman Kodak Company (a)	2,434	14,726
Harman International Industries, Inc.	627	22,290
KB Home	941	14,378
Leggett & Platt, Inc.	1,400	25,564
Liz Claiborne, Inc. (a)	900	4,383
Mattel, Inc.	3,362	66,299
NIKE, Inc., Class B	2,696	171,870
Phillips-Van Heusen Corporation	500	19,645
Pulte Homes, Inc. (a)	3,535	37,188
Snap-On, Inc.	500	20,440
Stanley Works (The)	686	35,158
Timberland Company (The), Class A (a)	400	6,880
Tupperware Brands Corporation	600	25,476
Under Armour, Inc., Class A (a)	250	6,350
VF Corporation	1,031	74,263
Whirlpool Corporation	679	51,047

		744,966

Media — 1.6%
Discovery Communications, Inc., Class A (a)	1,203	35,681
John Wiley & Sons, Inc., Class A	436	18,203

	SHARES	VALUE

Media — (continued)
New York Times Company (The), Class A (a)	1,313	$16,964
Omnicom Group, Inc.	2,898	102,299
Scholastic Corporation	200	5,980
Virgin Media, Inc.	3,157	44,798
Walt Disney Company (The)	17,152	506,842
Washington Post Company (The), Class B	25	10,865

		741,632

Utilities — 1.5%
AGL Resources, Inc.	700	24,703
Alliant Energy Corporation	1,000	31,200
Atmos Energy Corporation	800	22,096
Avista Corporation	500	10,190
Cleco Corporation	500	12,960
Consolidated Edison, Inc.	2,566	112,237
Energen Corporation	649	28,524
EQT Corporation	1,112	48,950
IDACORP, Inc.	400	12,540
MGE Energy, Inc.	201	6,719
National Fuel Gas Company	750	35,190
New Jersey Resources Corporation	400	14,596
Nicor, Inc.	400	16,208
NiSource, Inc.	2,500	35,625
Northeast Utilities	1,619	40,993
Northwest Natural Gas Company	243	10,539
NSTAR	978	33,585
OGE Energy Corporation	964	34,916
Pepco Holdings, Inc.	1,954	32,085
Piedmont Natural Gas Company, Inc.	630	16,172
Portland General Electric Company	815	15,892
Questar Corporation	1,559	64,667
UGI Corporation	974	23,873
WGL Holdings, Inc.	450	14,278

		698,738

Renewable Energy & Energy Efficiency — 1.2%
American Superconductor Corporation (a)	372	14,143
Applied Materials, Inc.	12,433	151,434
Calpine Corporation (a)	2,973	32,554
Cree, Inc. (a)	985	55,071
Energy Conversion Devices, Inc. (a)	450	4,100

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2010 (unaudited)	concluded

	SHARES	VALUE

Renewable Energy & Energy Efficiency — (continued)
First Solar, Inc. (a)	575	$65,147
ITC Holdings Corporation	443	23,798
Itron, Inc. (a)	411	25,293
Johnson Controls, Inc.	6,183	172,073
Ormat Technologies, Inc.	164	5,645
SunPower Corporation, Class A (a)	538	10,970
Zoltek Companies, Inc. (a)	250	2,088

		562,316

Commercial & Professional Services — 0.7%
Avery Dennison Corporation	1,016	33,030
Deluxe Corporation	450	8,375
Herman Miller, Inc.	500	8,445
HNI Corporation	400	10,008
Interface, Inc., Class A	400	3,244
Kelly Services, Inc. (a)	200	2,624
Knoll, Inc.	420	4,729
Manpower, Inc.	723	37,444
Monster Worldwide, Inc. (a)	1,150	17,929
Pitney Bowes, Inc.	2,040	42,677
R.R. Donnelley & Sons Company	1,850	36,667
Robert Half International, Inc.	1,400	37,688
Steelcase, Inc.	500	3,540
Stericycle, Inc. (a)	766	40,544
Team, Inc. (a)	100	1,784
Tetra Tech, Inc. (a)	552	12,497

		301,225

Real Estate — 0.6%
AMB Property Corporation	1,295	31,080
Boston Properties, Inc.	1,285	83,358
CB Richard Ellis Group, Inc., Class A (a)	2,574	31,660
Forest City Enterprises, Inc., Class A (a)	1,339	15,144
Jones Lang LaSalle, Inc.	323	18,414
Liberty Property Trust	1,110	33,744
ProLogis	4,234	53,348
Regency Centers Corporation	809	27,094

		293,842

	SHARES	VALUE

Automobiles & Components — 0.2%
BorgWarner, Inc. (a)	1,150	$40,354
Harley-Davidson, Inc.	2,166	49,255
Modine Manufacturing Company (a)	200	1,902
WABCO Holdings, Inc.	564	14,579

		106,090

Healthy Living — 0.1%
Hain Celestial Group, Inc. (The) (a)	350	5,596
United Natural Foods, Inc. (a)	400	10,844
Whole Foods Market, Inc. (a)	1,250	34,025

		50,465

Total Securities (Cost $48,006,495)		45,924,340

SHORT-TERM OBLIGATION — 0.5%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 01/29/10, due 02/01/10, proceeds $241,528 (collateralized by Federal Home Loan Bank, 4.375%, due 09/17/2010, value $249,936) (Cost $241,528)		241,528

TOTAL INVESTMENTS (b) — 100.2%
(Cost $48,248,023)		46,165,868
Liabilities Less Other Assets — (0.2)%		(90,088)

NET ASSETS — 100.0%		$46,075,780

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $49,656,706 resulting in gross unrealized appreciation and depreciation of $3,723,541 and $7,214,379 respectively, or net unrealized depreciation of $3,490,838.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2010

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $47,589,177 and $48,248,023 respectively)	$50,346,882	$46,165,868
Receivables for:
Capital stock sold	1,852	4,522
Interest	147,494	—
Dividends	33,929	46,826

Total assets	50,530,157	46,217,216

LIABILITIES:
Payable for securities purchased	—	94,420
Payable for capital stock repurchased	34,896	9,498
Accrued expenses	60,743	37,518

Total liabilities	95,639	141,436

NET ASSETS	$50,434,518	$46,075,780

NET ASSETS CONSIST OF:
Paid-in capital	$66,184,749	$55,171,178
Undistributed net investment income	34,198	13,855
Accumulated net realized losses on investments	(18,542,115)	(7,027,098)
Net unrealized appreciation (depreciation) on investments	2,757,686	(2,082,155)

NET ASSETS	$50,434,518	$46,075,780

SHARES OUTSTANDING	3,263,054	2,673,910

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$15.46	$17.23

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six-months ended January 31, 2010

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$377,175	$12
Dividend and other income (net of $4,735 and $71 foreign withholding taxes, respectively)	243,658	421,210

Total investment income	620,833	421,222

EXPENSES:
Administrative services fee	184,178	162,318
Investment advisory fee	163,970	57,961

Total expenses	348,148	220,279

NET INVESTMENT INCOME	272,685	200,943

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses on investments:	(924,821)	(859,128)
Change in net unrealized appreciation on investments:	3,225,408	5,140,787

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,300,587	4,281,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,573,272	$4,482,602

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2009 (AUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2009 (AUDITED)
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$272,685	$864,319	$200,943	$522,974
Net realized losses on investments	(924,821)	(5,067,782)	(859,128)	(5,948,753)
Change in net unrealized appreciation (depreciation) on Investments	3,225,408	(416,403)	5,140,787	(2,464,633)

Net increase (decrease) in net assets resulting from operations	2,573,272	(4,619,866)	4,482,602	(7,890,412)

Dividends and distributions to shareholders:
From net investment income	(293,473)	(871,482)	(204,589)	(552,199)
From net realized gains	—	—	—	(11,945)

Total dividends and distributions	(293,473)	(871,482)	(204,589)	(564,144)

Capital share transactions:
Proceeds from sales of shares	1,741,831	4,227,112	4,257,407	6,772,566
Reinvestment of dividends and distributions	287,026	849,276	201,951	558,869
Payments for shares redeemed	(1,978,662)	(4,183,887)	(3,320,258)	(8,340,909)

Net increase (decrease) in net assets resulting from capital share transactions	50,195	892,501	1,139,100	(1,009,474)

Total increase (decrease) in net assets	2,329,994	(4,598,847)	5,417,113	(9,464,030)
NET ASSETS:
Beginning of period	48,104,524	52,703,371	40,658,667	50,122,697

End of period	$50,434,518	$48,104,524	$46,075,780	$40,658,667

Undistributed net investment income	34,198	54,986	13,855	17,501

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2010		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2009	2008	2007	2006	2005
Net Asset Value, beginning of period	$14.75		$16.52	$17.78	$16.29	$16.52	$14.11

Income from investment operations:
Net investment income	0.08		0.27	0.28	0.22	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.72		(1.77)	(1.27)	1.48	(0.23)	2.42

Total increase (decrease) from investment operations	0.80		(1.50)	(0.99)	1.70	(0.20)	2.47

Less dividends:
Dividends from net investment income	(0.09)		(0.27)	(0.27)	(0.21)	(0.03)	(0.06)

Net Asset Value, end of period	$15.46		$14.75	$16.52	$17.78	$16.29	$16.52

Total return	5.41	%(a)	(8.88)%	(5.62)%	10.40%	(1.22)%	17.41%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$50,435		$48,105	$52,703	$51,754	$50,230	$62,449
Ratio of expenses to average net assets	1.38	%(b)	1.38%	1.38%	1.44%	2.39%	2.38%
Ratio of net investment income to average net assets	1.08	%(b)	1.97%	1.50%	1.24%	0.15%	0.35%
Portfolio turnover	13	%(a)	33%	44%	35%	110%	86%

(a)	Not annualized
(b)	Annualized

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2010		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2009	2008	2007		2006		2005
Net Asset Value, beginning of period	$15.65		$18.83	$22.66	$19.91		$19.91		$18.18

Income from investment operations:
Net investment income	0.08		0.21	0.18	0.19		0.04		0.12
Net realized and unrealized gain (loss) on investments	1.58		(3.17)	(2.81)	2.75		(0.01)		1.72

Total increase (decrease) from investment operations	1.66		(2.96)	(2.63)	2.94		0.03		1.84

Less dividends:
Dividends from net investment income	(0.08)		(0.22)	(0.19)	(0.19)		(0.03)		(0.11)
Distributions from net realized gains	—		— (c)	(1.01)	—		—		—

Total decrease from dividends	(0.08)		(0.22)	(1.20)	(0.19)		(0.03)		(0.11)

Net Asset Value, end of period	$17.23		$15.65	$18.83	$22.66		$19.91		$19.91

Total return	10.56	%(a)	(15.58)%	(12.28)%	14.76%		0.16%		10.10%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$46,076		$40,659	$50,123	$42,232		$32,938		$35,383
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95%		1.50%		1.50%
Ratio of net investment income to average net assets	0.87	%(b)	1.38%	0.98%	0.89%		0.20%		0.64%
Portfolio turnover	9	%(a)	23%	6%	8	%(d)	12	%(e)	9	%(e)

(a)	Not annualized.
(b)	Annualized.
(c)	Amount represents less than 0.005 per share.
(d)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Porfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.
(e)	Represents portfolio turnover for the Domini Social Equity Trust (“Domini Trust”) for the years ended 2006 and 2005.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the FTSE KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2010:

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
COMMON STOCKS*	$32,322,906	$ —	$ —	$32,322,906
CORPORATE BONDS & NOTES	—	11,643,713	—	11,643,713
U.S. GOVERNMENT AGENCIES	—	4,774,035	—	4,774,035
CERTIFICATES OF DEPOSIT	—	190,025	—	190,025
SHORT-TERM OBLIGATION	—	1,416,203	—	1,416,203

TOTAL	$32,322,906	$18,023,976	$ —	$50,346,882

* All sub-categories within common stocks represent level 1 evaluation status.

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2010:

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
COMMON STOCKS*	$45,924,340	$ —	$ —	$45,924,340
SHORT-TERM OBLIGATION	—	241,528	—	241,528

TOTAL	$45,924,340	$241,528	$ —	$46,165,868

* All sub-categories within common stocks represent level 1 evaluation status.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date on which the financial statements were issued.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund may utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2010. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2010. At January 31, 2010, the tax years 2006 through 2010 remain open to examination by the Internal Revenue Service.

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2010, the Balanced Fund and Equity Fund received $569 and $234, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management Corporation (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2010, Green Century accrued fees of $95,853 to Trillium. Mellon Capital Management Corporation (“Mellon”) is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the six months ended January 31, 2010, Green Century accrued fees of $25,205 to Mellon.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2010, Green Century accrued fees of $44,275 and $44,275 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.

(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained by KLD Research and Analytics, Inc. (“KLD”), a subsidiary of RiskMetrics Group, Inc. For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the six months ended January 31, 2010, Green Century accrued fees of $25,205 to KLD.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $6,349,143 and $6,438,671, respectively, for the six months ended January 31, 2010. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $5,212,161 and $4,077,383, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2009 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$54,986	$15,949
Undistributed long-term capital gains	—	—

Tax accumulated earnings	54,986	15,949

Accumulated capital and other losses	(17,614,040)	(4,975,365)
Unrealized depreciation	(471,041)	(8,413,995)
Unrealized appreciation on foreign currency	65	—

Distributable net earnings (deficit)	$(18,030,030)	$(13,373,411)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $13,559,919 and $1,484,742, respectively, of which $2,323,170 and $0, respectively, expire in the year 2010, $9,370,230 and $0, respectively, expire in the year 2011 and $1,866,519 and $1,484,742, respectively, expire in the year 2017. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At July 31, 2009, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2008 and July 31, 2009 of $4,054,121 and $3,490,623, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2010.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Ordinary income	$871,482	$818,386	$563,381	$416,913
Long-term capital gains	—	—	763	1,920,696

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2010	YEAR ENDED JULY 31, 2009	SIX MONTHS ENDED JANUARY 31, 2010	YEAR ENDED JULY 31, 2009
Shares sold	113,311	312,356	259,125	483,492
Reinvestment of dividends	17,997	63,489	11,175	39,711
Shares redeemed	(128,691)	(305,478)	(194,231)	(586,619)

	2,617	70,367	76,069	(63,416)

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of four advisory and subadvisory agreements during the six months ended January 31, 2010.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on September 25, 2009. In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee to be paid to Green Century by each Fund; and the profitability to Green Century of its proposed advisory relationship to each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services to be performed for each of the Funds by the Adviser, including the resources to be dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the FTSE KLD 400 Social Index (the “Index”); implementing the environmental policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. In addition, the Trustees considered the administrative services provided by the Adviser to both Funds, including the coordination of the activities of all of the Funds’ other service providers.

Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index and noted that the Equity Fund’s performance closely followed that of the Index for the period ended August 31, 2009. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index, a broad-based balanced fund market index.

The Trustees noted that as of the period ended August 31, 2009, the Balanced Fund’s ten-year average annual return had outperformed the Lipper Balanced Fund Index, while the Balanced Fund’s one-, three-, and five-year average annual returns had underperformed the benchmark. The Trustees also considered the performance information they had been provided throughout the year. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 36 basis points and lower than that of the average growth and income funds by 21 basis points. The Trustees also noted that the total expense ratio of the Equity Fund of 0.95% was lower than that of the average of socially responsible funds by 22 basis points and lower than that of the average of all growth and income funds by 3 basis points. The Trustees considered that the Equity Fund is an index fund, whereas many of the funds in the comparison groups are actively managed. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 4 basis points), socially conscious balanced Funds (by 10 basis points), all balanced funds (by 18 basis points) and balanced funds which have under $100 million in assets (by 14 basis points). The Trustees considered that Green Century had reduced its advisory fee by 10 basis points in 2006. The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.38% and that the total expense ratio was higher than that of the average of socially responsible funds by 21 basis points, higher than that of the average of all balanced funds by 31 basis points, and higher than that of the average of balanced funds with assets less than $100 million by 19 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship was not profitable. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Funds’ stated objective of promoting greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does benefit intangibly from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the subadvisory fee structure for the Equity Fund included break-points and that the Equity Fund’s advisory fee would decrease as assets increased. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT CORPORATION RELATING TO THE BALANCED FUND

At the meeting on September 25, 2009, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium Asset Management Corporation (“Trillium”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing volatility, risk, and portfolio turnover; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed approximately $825 million in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium's leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2009, the Balanced Fund’s ten-year return outperformed the Lipper Balanced Fund Index, while the one-, three-, and five-year return had underperformed the Lipper Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. The Trustees also considered the Balanced Fund’s decrease in volatility in the four years since Trillium became the Balanced Fund’s subadviser. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees reviewed the subadvisory fees against comparative data for multiple categories of mutual funds presented in various categories: socially conscious funds, all balanced funds, and balanced funds of under $100 million in assets. The Trustees noted that, based on the information provided, the subadvisory fees were within two basis points of the average subadvisory fees for all socially conscious funds, all balanced funds and balanced funds of under $100 million in assets. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was not profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $115 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium charges its institutional separate account clients.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT RELATING TO THE EQUITY FUND

Also at the meeting on September 25, 2009, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Mellon Capital Management (“Mellon”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Mellon regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Mellon, and the profitability to Mellon of its subadvisory relationship to the Equity Fund. The Independent Trustees were advised by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Mellon, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Mellon provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualification of the portfolio management team for the Equity Fund, as well as the team’s experience in passive management. The Trustees also considered Mellon’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Mellon’s compliance record as well as the professional experience and responsiveness of Mellon’s compliance staff.

Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by Mellon supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the fund, as compared to that of the Index for the periods ended August 31, 2009. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Mellon’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Mellon were 0.08% of the value of the average daily net assets of the Equity Fund up to $100 million, 0.05% of the value of the average daily net assets of the Equity Fund from $100 to $500 million, 0.02% of the value of the average daily net assets of the Equity Fund from $500 million to $1 billion, and 0.01% of the value of the average daily net assets of the Equity Fund in excess of $1 billion, subject to a minimum fee of $50,000 per year. The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for multiple categories of mutual funds. The Trustees noted that, based on the information provided, the subadvisory fees paid to Mellon were lower than the average subadvisory fees paid to subadvisers of socially conscious funds, socially conscious growth and income funds, all growth and income funds and growth and income funds under $100 million in assets. The Trustees considered that the Equity Fund is an index fund, whereas many of the funds in the comparison groups are actively managed. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by shareholders.

Green Century provided the Trustees with information prepared by Mellon related to the profitability of the Subadvisory Agreement. The Trustees considered the subadvisory fees and the financial resources Mellon dedicates and the other expenses it incurs in providing subadvisory services to the Equity Fund. In considering the cost allocation methodology used by Mellon, the Trustees noted that Mellon allocated its costs to all its clients equally although Mellon stated that passively managed accounts are less expensive to service than actively managed accounts. The Trustees noted that based on the information provided by Mellon, the relationship was not profitable to Mellon.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the costs of the services provided by Mellon, supported the continuance of the Subadvisory Agreement. The Trustees also concluded that the fees specified in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Other Benefits.    The Trustees evaluated other potential benefits Mellon may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Mellon, including Mellon’s policy that it does not execute transactions for client portfolios through any affiliated broker/dealer and thus no benefit would be realized by Mellon through transactions with affiliated brokers. The Trustees also considered that Mellon does not use trades for index portfolios for the generation of soft dollars, nor does Mellon receive liquidity rebates or payment for order flow from electronic communications networks associated with Equity Fund trades. The Trustees further considered the reputational and other advantages Mellon may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Mellon were reasonable in the context of the relationship between Mellon and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Mellon as the Equity Fund grew in assets and the extent to which such economies of scale might be reflected in the specified fee schedule. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Mellon could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees specified paid to Mellon by Green Century include breakpoints at $100 million, $500 million, and $1 billion.

Based on the foregoing considerations, the Trustees, including the Independent Trustees, determined that the Subadvisory Agreement should be continued for an additional one-year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Mellon Capital Management Corporation

500 Grant Street Suite 4200

Pittsburgh, PA 15258

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

99 High Street

Boston, MA 02110

January 31, 2010

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)    Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2 (b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 9, 2010

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 9, 2010